SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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TIAA Separate Account VA-1

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TIAA Separate Account VA-1

Important notice regarding availability of proxy materials for the Special Meeting of contractowners of Teachers Personal Annuity, an individual flexible-premium deferred variable annuity funded through the TIAA Separate Account VA-1 of Teachers Insurance Annuity Association of America to be held on July 21, 2026. The Proxy Statement for this meeting is available at: www.proxy-direct.com/tia-35097.

Notice of Special Meeting of VA-1 Contractowners — July 21, 2026

This notice is being given to the contractowners (the “Contractowners”) of Teachers Personal Annuity, an individual flexible-premium deferred variable annuity funded through the TIAA Separate Account VA-1 (“VA-1” or the “Fund”) of Teachers Insurance Annuity Association of America (“TIAA”). VA-1 has only one investment portfolio, the Stock Index Account (“SIA”). Only Contractowners of the Stock Index Account are eligible to vote at the Special Meeting.

VA-1 will hold its meeting of Contractowners virtually on July 21, 2026 at 12:45 p.m. ET (the “Meeting”). This Proxy Statement was mailed to Contractowners starting on or about June 5, 2026.

The purpose of the Meeting is to vote on certain proposals, as applicable:

Proposal 1 is to be voted on by all VA-1 Contractowners:

1.	To elect nine (9) individuals to serve as VA-1 Managers for indefinite terms and until their successors shall take office;

Proposal 2 is to be voted on by all VA-1 Contractowners, as necessary:

2.	Any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

The Management Committee has set June 1, 2026 as the record date for determining the number of votes entitled to be cast.

You may vote at the Meeting only if you had VA-1 voting rights as of June 1, 2026.

By order of the Management Committee,

Derek Dorn

Corporate Secretary

All Contractowners are cordially invited to attend the Meeting, which will be held online as discussed in further detail below. In order to avoid delay and additional expense, and to assure that your vote is represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting.

How do I vote?

Contractowners of record as of the close of business on June 1, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

You can vote in any one of three ways:

(1)	By logging on to the website shown on your proxy card and following the on-screen instructions;
(2)	By marking, signing and mailing the proxy card in the envelope provided; or
(3)	By calling the toll-free telephone number shown on your proxy card and following the recorded instructions.

The Meeting will be held in a virtual format, which will be conducted exclusively by webcast. Contractowners will not be able to attend the Meeting in person. Contractowners may attend and vote at the virtual Meeting by following the instructions in the Q&A section of the proxy statement.

June 5, 2026

TIAA Separate Account VA-1

Proxy Statement for Special Meeting of Contractowners to be held on July 21, 2026

The Management Committee of the TIAA Separate Account VA-1 (“VA-1”) has sent you this proxy statement to ask for your vote on certain matters affecting VA-1. The accompanying proxy will be voted at the meeting of VA-1 Contractowners being held virtually on July 21, 2026 at 12:45 p.m. ET (the “Meeting”). This proxy statement was mailed to Contractowners starting on or about June 5, 2026.

The VA-1 Contractowners are being asked to vote on the following:

Proposal 1 is to be voted on by all VA-1 Contractowners:

1.	To elect nine (9) individuals to serve as VA-1 Managers for indefinite terms and until their successors shall take office;

Proposal 2 is to be voted on by all VA-1 Contractowners, as necessary:

2.	Any other business that may properly come before the Meeting or any adjournments or postponements thereof.

At this time, the Management Committee is not aware of any other matters being presented at the Meeting.

How do I vote?

Contractowners of record as of the close of business on June 1, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

You can vote in any one of three ways:

(1)	By logging on to the website shown on your proxy card and following the on-screen instructions;
(2)	By marking, signing and mailing the proxy card in the envelope provided; or
(3)	By calling the toll-free telephone number shown on your proxy card and following the recorded instructions.

The Meeting will be a completely virtual meeting of Contractowners, which will be conducted exclusively by webcast. Contractowners will not be able to attend the Meeting in person.

Contractowners will be able to attend the Meeting online and submit questions for management to address during the Meeting by visiting meetnow.global/MYPUAPV.

Vote on the Internet	Vote by phone	Vote by mail

Vote online at the website listed on your proxy card. Follow the on-screen instructions.	Call the phone number listed on your proxy card and follow the recorded instructions. Available 24 hours.	Mark, sign, and date the proxy card and return it using the postage-paid envelope.

Q&A

Can I cancel or change my vote?

You can cancel your proxy or change your vote at any time up until 12:45 p.m. ET on July 21, 2026. You can do this by simply voting again — by executing and returning a later-dated proxy card, voting through the Internet or by a toll-free telephone call. Cancelled or changed votes (other than votes cast virtually at the Meeting) must be received by the 12:45 p.m. ET deadline.

How does a proxy work?

When you vote by proxy using one of the three ways mentioned above, you are instructing the agents named on the proxy card how to vote on your behalf at the Meeting. If you sign and return the proxy card, but do not specifically instruct the agents otherwise, they will vote FOR the election of all the nominees listed herein for Manager (Proposal 1). At this time, the Management Committee of VA-1 (“Management Committee”) does not know of any other matters being presented at the Meeting. If other matters are brought before the Meeting, the proxy agents will vote the proxies using their own best judgment, as allowed by the proxy. All proxies solicited by the Management Committee that are properly executed and received by the Corporate Secretary prior to the Meeting, and are not cancelled, will be voted at the Meeting.

Who may vote; How many votes do I get?

The Contractowners of Teachers Personal Annuity, an individual flexible-premium deferred variable annuity funded through VA-1, invested in the Stock Index Account (“SIA”), the single investment portfolio of VA-1, as of June 1, 2026 (the “Record Date”) may vote at the meeting with respect to each item on the proxy ballot. On May 25, 2026, there were 1,423,425,748.02 total votes eligible to be cast.

The number of votes you have is equal to the dollar value of your accumulation in the Stock Index Account as of the Record Date. We will count votes expressed to two decimal points.

How many votes are needed for a quorum or to pass a vote?

There will be a quorum for the Meeting with respect to a Proposal if 10 percent of the total number of votes entitled to be cast for the Proposal vote virtually at the Meeting or by proxy. Abstentions are counted in determining whether a quorum has been reached, but will have the same effect as a vote against the applicable Proposal.

With respect to Proposal 1, a nominee shall be elected to the Management Committee if he or she receives a majority of the votes cast at a meeting where a quorum is present.

No votes are cast by brokers.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring Contractowner attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of additional votes.

The rationale for approval of the Proposal is described below.

How does the Management Committee suggest I vote?

The Management Committee unanimously recommends that all Contractowners vote FOR Proposal 1.

I. Proposal 1: Election of Management Committee Members

The primary purpose of the Meeting is to elect a Management Committee. Each VA-1 Manager will be elected to serve indefinite terms until his or her successor shall take office. Pursuant to a resolution of the Management Committee, the current maximum number of Managers has been fixed at nine. Under the law, the Management Committee can fill vacancies between meetings, subject to certain conditions established by the Investment Company Act of 1940, as amended (the “1940 Act”).

At this Meeting, you are being asked to elect to the Management Committee the seven current Managers and two new nominees proposed to serve on the Management Committee. The two new nominees were identified by the Management Committee as candidates for election and then engaged as consultants to the Management Committee pending their election by Contractowners. The term “nominee” herein is generally used to refer to each of the Managers and nominees proposed for election at the Meeting. The term “Manager” herein is generally used to refer to each of the seven current Managers proposed for election at the Meeting. Information about each of these nine nominees is set forth below. It is intended that properly executed and returned proxies will be voted FOR the election of the nine nominees unless otherwise indicated in the proxy.

Each nominee was first recommended by the Nominating and Governance Committee of the Management Committee. This Committee consists of Managers who are also themselves nominees.

Each of the nominees has consented to serve if elected. If any nominee is unavailable to, or for good cause, will not serve when the Meeting is held, the proxy agents may cast your votes for a substitute chosen by the current Management Committee.

Proxies cannot be voted for a greater number of persons than the number of nominees.

The Management Committee, which is composed entirely of Managers who are not “interested persons” (as defined in the 1940 Act) of VA-1 or of Teachers Advisors, LLC (“Advisors”), VA-1’s investment adviser, unanimously recommends that the Contractowners of VA-1 vote FOR the election of each of the nominees.

Management of VA-1

The Management Committee

The separate account is governed by its Management Committee, which oversees the separate account’s business and affairs. The Management Committee delegates the day-to-day management of the separate account to Advisors and the officers of the separate account (see below).

Management Committee leadership structure and related matters

The Management Committee currently is composed of seven managers (the “Managers”), all of whom are independent or disinterested, which means that they are not “interested persons” of the separate account as defined in Section 2(a)(19) of the 1940 Act. The Management Committee has proposed the election of two new nominees in anticipation of two current Managers who will retire at age 72 pursuant to the Management Committee’s mandatory retirement policy. Their election will temporarily expand the Management Committee to nine members during a brief transition period, after which the Management Committee will return to its current seven-member composition.

One of the independent Managers serves as the Chair of the Management Committee. The Management Committee Chair’s responsibilities include coordinating with management in the preparation of the agenda for each meeting of the Management Committee, presiding at all meetings of the Management Committee and serving as a liaison with other Managers, the separate account’s officers and other management personnel, and counsel to the independent Managers. The Management Committee Chair also performs such other duties as the Management Committee may from time to time determine. The Chief Executive Officer of the separate account does not serve on the Management Committee.

The Management Committee meets periodically to review, among other matters, the separate account’s activities, contractual arrangements with companies that provide services to the separate account and the performance of the separate account’s investment portfolio (the SIA). The Management Committee holds regularly scheduled meetings throughout the year and may hold special meetings, as needed, to address matters arising between regularly-scheduled meetings. During a portion of each regularly-scheduled meeting and, as the Management Committee may determine, at its other meetings, the Management Committee meets without management present.

The Management Committee has established a committee structure that includes (i) standing committees, each composed of all of the Managers, and (ii) non-standing committees. The Management Committee, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition, as well as various aspects of its operations. The Management Committee believes that its leadership and operating structure, which includes (i) its committees, (ii) an independent Manager serving as Chair of the Management Committee and of each committee, and (iii) independent counsel to the independent Managers, provides for independent oversight of management and is appropriate for the separate account in light of, among other factors, the asset size and nature of the separate account and the SIA, the number of portfolios overseen by the Management Committee, the arrangements for the conduct of the separate account’s operations, the number of Managers, and the Management Committee’s responsibilities.

All of the persons that serve on the Management Committee of VA-1 also serve on the Board of Trustees of CREF, and the same person serves as Chair of the Management Committee and Board, respectively. CREF will hold a participant meeting on the same day as VA-1’s Meeting where the same slate of nominees will be proposed for election to the CREF Board.

Qualifications of Managers

The Management Committee believes that each of the nominees is qualified to serve as a Manager of the separate account based on a review of the experience, qualifications, attributes and skills of each nominee. A description of the Manager nomination process appears on page 18.

Information indicating certain specific experience and relevant qualifications, attributes and skills of each nominee relevant to the Management Committee’s belief that the nominee should serve in this capacity is provided in the “Independent Managers and Nominees” table included herein. The table includes, for each nominee, positions held with the separate account, length of office and time served, and principal occupations held, including in the last five years. The table also includes the number of portfolios in VA-1 and CREF overseen by each nominee and certain directorships and certain other positions held by each of them, including in the last five years.

Risk oversight

Day-to-day management of the various risks relating to the administration and operation of the separate account and the SIA is the responsibility of management, which includes professional risk management staff. The Management Committee oversees this risk management function consistent with and as part of its oversight responsibility. The Management Committee performs this risk management oversight directly and, as to certain matters, through certain of the standing committees described below and, at times, through its use of non-standing committees. The following provides an overview of the principal, but not all, aspects of the Management Committee’s oversight of risk management for the separate account and the SIA. The Management Committee recognizes that it is not possible to identify all of the risks that may affect the separate account and the SIA or to develop procedures or controls that eliminate the separate account’s and the SIA’s exposure to all of these risks.

In general, the SIA’s risks include, among others, market, derivatives, liquidity, valuation, operational, reputational, regulatory compliance, artificial intelligence, and cybersecurity risks. The Management Committee has adopted, and periodically reviews, policies and procedures designed to address certain (but not all) of these and other risks to the separate account and the SIA. In addition, under the general oversight of the Management Committee, Advisors, the investment adviser for the SIA as well as the administrator of the SIA’s Liquidity Risk Program, and other service providers to the separate account, including TIAA, have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the SIA. Different processes, procedures and controls are employed with respect to different types of risks.

The Management Committee and its committees, with the advice of counsel to the independent Managers, also oversees risk management for the separate account and the SIA through receipt and review of regular and special reports, presentations and other information from management. Senior officers of the separate account, senior officers of Advisors, TIAA and their affiliates, and the separate account’s CCO regularly report on a range of matters, including those relating to risk management. The Management Committee also regularly receives reports, presentations and other information from Advisors with respect to the investments and securities trading of the SIA. At least annually, the Management Committee receives a report from the separate account’s CCO regarding the effectiveness of the separate account’s compliance program. Also, on an annual basis, the Management Committee receives reports, presentations and other information from management in connection with the Management Committee’s consideration of the renewal of the separate account’s investment management agreement with Advisors. In addition, on an annual basis, Advisors, in its capacity as Liquidity Risk Program administrator pursuant to applicable Securities and Exchange Commission (“SEC”) regulations, provides the Management Committee with a written report that addresses the operation, adequacy and effectiveness of the separate account’s Liquidity Risk Program. The Management Committee provides oversight of SIA’s use of derivatives in accordance with Rule 18f-4 under the 1940 Act. With respect to SIA, which is classified as a limited derivatives user fund (as defined in Rule 18f-4), the Management Committee oversees SIA’s derivatives risks through, among other things, receiving written reports by the Derivatives Risk Manager (as defined in Rule 18f-4) regarding SIA’s exceedance of the derivatives exposure threshold set forth in Rule 18f-4. Additionally, as required by Rule 18f-4, the Management Committee has implemented written policies and procedures reasonably designed to manage SIA’s derivatives risks.

The Audit and Compliance Committee receives regular reports on the separate account’s internal controls over financial reporting and accounting and financial reporting policies and practices. The separate account’s CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA Internal Audit organization reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from the separate account’s independent registered public accounting firm on internal controls and financial reporting matters.

The Finance Committee receives regular reports, presentations and other information from separate account officers and from other management personnel regarding arrangements with custodians and depositories, securities lending activities, revolving credit facilities, insurance depositories and other information regarding certain other service providers to the separate account.

The Investment Committee regularly receives reports, presentations and other information from Advisors with respect to the investments, securities trading, portfolio liquidity and other portfolio management aspects of the SIA.

The Nominating and Governance Committee routinely monitors various aspects of the Management Committee’s structure and oversight activities, including reviewing matters such as the workload of the Management Committee, the balance of responsibilities delegated among the Management Committee’s committees, the relevant skill sets of Management Committee members, and the oversight of the proxy voting policies and guidelines. On an annual basis, the Nominating and Governance Committee reviews the independent status of each Manager under the 1940 Act and the independent status of counsel to the independent Managers.

The Products Committee monitors various aspects of the separate account product, including its annuity features and expense structure. In addition, the Products Committee oversees matters related to the separate account’s structure and operations.

Current VA-1 Managers, Nominees and Executive Officers

The following tables include certain information about VA-1’s nine nominees and executive officers, including positions each currently hold with VA-1, length of office and time served, principal occupations in the last five years and other relevant experience and qualifications. The first table includes the number of portfolios overseen and certain directorships held by each nominee. The first table includes information about the nominees and the second table includes information about VA-1’s executive officers.

Independent Managers and Nominees

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Manager	Other directorships and positions held by Manager

Forrest Berkley

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Manager	Indefinite term. Manager since 2006.	Partner (1990-2005) and Head of Global Product Management (2003-2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003-2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	9	Investment Committee Member, Maine Community Foundation.

Joseph A. Carrier

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1960	Manager	Indefinite term. Manager since 2023.	Senior Vice President, Enterprise Risk Management, Franklin Resources, Inc. (2020-2022). Senior Managing Director, Chief Risk Officer and Chief Audit Executive, Legg Mason, Inc. (2008-2020). Mr. Carrier has particular experience in risk management,	9	Director, Franklin Templeton Irish Funds; Director, CAIS Sports, Media & Entertainment Fund; Board and Executive Committee Member, Cal Ripken, Sr. Foundation; Director, University of Maryland Medical Center; Advisory Board Member,

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Manager	Other directorships and positions held by Manager
			investment management, investment operations, vendor oversight, internal audit, compliance, public accounting, and finance.		Loyola University Maryland, Sellinger School of Business and Management.

Janice C. Eberly

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Manager	Indefinite term. Manager since 2018.

Executive Editor, Journal of Finance: Insights and Perspectives (since 2025). Distinguished Senior Fellow, MIT Sloan and Golub Center for Finance and Policy (2023-2024). James R. and Helen D. Russell Professor of Finance (2002-2011 and since 2013), Senior Associate Dean for Strategy and Academics (2020- 2023) and Chair of the Finance Department (2005-2007) at the Kellogg School of Management, Northwestern University. President-Elect (since 2026) and Vice President (2020-2021), American Economic Association. Assistant Secretary for Economic Policy, United States Department of the Treasury (2011-2013).

Prof. Eberly has particular experience in education, finance, and public economic policy.

				9	Director, Avant, LLC; Executive Committee Member, American Finance Association.

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Manager	Other directorships and positions held by Manager

Nancy A. Eckl

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Manager	Indefinite term. Manager since 2007.	Vice President (1990-2006), American Beacon Advisors, Inc., and of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl is licensed as a certified public accountant in the State of Texas.	9	Independent Director/Trustee and Audit Committee Chair, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc., and Lazard Active ETF Trust.

Howell E. Jackson

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Manager	Indefinite term. Manager since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Adviser to President and Provost (2010-2012), Acting Dean (2009), Vice Dean for Budget (2003-2006) and on the faculty (since 1989) of Harvard Law School. Special Adviser, White House National Economic Council (2023-2024). Prof. Jackson has particular experience in law, including financial regulation, federal securities laws, consumer protection, finance, federal budget policy, pensions and Social Security, and organizational management and education.	9

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Manager	Other directorships and positions held by Manager

Nicole Thorne Jenkins

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1970	Manager	Indefinite term. Manager since 2023.	Professor of Accountancy (2020-present), John A. Griffin Dean (2020-2025), McIntire School of Commerce at the University of Virginia. Vice Dean (2016-2020), Von Allmen Chaired Professor of Accountancy (2017-2020), Associate Professor and EY Research Fellow (2012-2017), Gatton College of Business and Economics at the University of Kentucky. Prof. Jenkins has particular experience in higher education, accounting, finance, and social impact. She is licensed as a certified public accountant in the State of Maryland.	9	Trustee and Chair of the Investment, Audit & Finance Committee, Strada Education Foundation; Treasurer and Director, The Montpelier Foundation; Investment Committee Member, National Trust for Historic Preservation; Advisory Board Member, University of Iowa Tippie College of Business.

Steven E. Medina

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1972	Consultant	N/A – Nominee for Manager with indefinite term beginning 2026.	Senior Managing Director, Chief Investment Officer, Global Equities, (2018-2025), Manulife Investment Management. Mr. Medina has particular experience in domestic and global asset management, including oversight of investment teams, portfolio management, and product development across mutual funds, retirement, and annuity products.	9

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Manager	Other directorships and positions held by Manager

James M. Poterba

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Chair of the Management Committee and Manager	Indefinite term. Manager since 2006. Chair since January 1, 2024, for term ending December 31, 2027.	President and Chief Executive Officer (since 2008) and Program Director (1990-2008), National Bureau of Economic Research. Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT. Prof. Poterba has particular experience in education, economics, finance, tax, and organizational development.	9	Director, National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.

Thomas M. Rampulla

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1965	Consultant	N/A – Nominee for Manager with indefinite term beginning 2026.	Managing Director, Head of U.S. Financial Intermediaries Business (2015-2023), Vanguard. Mr. Rampulla has significant experience in wealth management, business operations, asset management, and product development.	9	Trustee, Drexel University.

Officers

Name, business address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years

Richard S. Biegen

730 Third Avenue New York, NY 10017 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of College Retirement Equities Fund (“CREF”) and TIAA Separate Account VA-1. Formerly, Chief Compliance Officer of TIAA-CREF Funds and TIAA-CREF Life Funds.

Marc Cardella

730 Third Avenue New York, NY 10017 YOB: 1984	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2024.	Senior Managing Director, Head, Public Investment Finance, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of CREF and TIAA Separate Account VA-1. Formerly, Managing Director and Deputy Head of Fund Administration, Nuveen.

Derek B. Dorn

730 Third Avenue New York, NY 10017 YOB: 1976	Senior Managing Director, General Counsel and Corporate Secretary	One-year term. Senior Managing Director, General Counsel and Corporate Secretary since 2020.	Senior Managing Director, General Counsel, Governance and Operations, and Corporate Secretary of Teachers Insurance and Annuity Association of America (“TIAA”), CREF and TIAA Separate Account VA-1. Formerly, Senior Managing Director and Corporate Secretary of the TIAA-CREF Funds and TIAA-CREF Life Funds, Managing Director, Special Assistant to the CEO and Managing Director, Regulatory Affairs, TIAA. Prior to joining TIAA, Mr. Dorn served as a partner at Davis & Harman LLP and an adjunct professor of Law at Georgetown University Law Center.

Deirdre Hykal

730 Third Avenue New York, NY 10017 YOB: 1976	Executive Vice President, General Counsel, and Assistant Secretary	One-year term. Executive Vice President, General Counsel, and Assistant Secretary since 2025.	Executive Vice President and General Counsel, Product & Distribution, TIAA. Formerly, General Counsel, TIAA Financial Solutions, and Head of Litigation, TIAA. Prior to joining TIAA, Ms. Hykal served as a partner at Willkie Farr & Gallagher LLP.

Name, business address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years

Colbert Narcisse

730 Third Avenue New York, NY 10017 YOB: 1965	President and Chief Executive Officer	One-year term. President and Chief Executive Officer since 2022.	Senior Executive Vice President, Chief Product Officer, Head of Insurance Solutions & New Markets of TIAA. President and Chief Executive Officer of CREF and TIAA Separate Account VA-1. Formerly, Executive Vice President of TIAA-CREF Funds and TIAA-CREF Life Funds. Executive Vice President and Head of Advisory and Corporate Solutions, TIAA. Prior to joining TIAA, Mr. Narcisse served as Managing Director and Head of International Wealth Management and Head of Traditional and Alternative Investment Products at Morgan Stanley.

Manager/Nominee Equity Ownership

The following table includes information relating to equity securities owned beneficially by all nominees in VA-1 and in all registered investment companies in the same “family of investment companies” as VA-1 as of April 30, 2026. VA-1’s family of investment companies included CREF and VA-1. The amounts reported below include amounts contributed to the separate account for the benefit of the independent Managers pursuant to VA-1’s long-term compensation plan for non-employee Managers.

Name of Trustee	Dollar range of equity securities in the registrant[1]	Aggregate dollar range of equity securities in all registered investment companies overseen in family of investment companies[1]
Forrest Berkley	None	Over $100,000
Joseph A. Carrier	None	Over $100,000
Janice C. Eberly	None	Over $100,000
Nancy A. Eckl	None	Over $100,000
Howell E. Jackson	None	Over $100,000
Nicole Thorne Jenkins	None	Over $100,000
James M. Poterba	None	Over $100,000
[1]	Includes notional amounts allocated under both the long-term compensation plan and optional deferred compensation plan described below.

As of April 30, 2026, Messrs. Medina and Rampulla were not members of the Management Committee and did not own any VA-1 units. In addition, as of April 30, 2026, to the knowledge of VA-1’s management, the Managers and officers owned as a group less than 1% of the securities of the separate account.

Manager/Nominee Compensation

The following table shows the compensation received from CREF and VA-1 by each non-officer Manager for the year ended December 31, 2025. VA-1’s officers receive no direct compensation from CREF or VA-1.

Name	Aggregate compensation from VA-1[1]	Amount of total compensation that has been deferred	Total compensation paid from CREF and VA-1[1]

Forrest Berkley	$2,028	$2,028	$430,000
Joseph A. Carrier	2,028	811	430,000
Janice C. Eberly	2,028	1,014	430,000
Nancy A. Eckl	2,122	679	450,000
Howell E. Jackson	2,146	901	455,000
Nicole Thorne Jenkins	1,981	707	420,000
Steven E. Medina[2]	—	—	—
James M. Poterba	2,404	2,406	510,000
Thomas M. Rampulla[2]	—	—	—

[1]

Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below, as well as amounts related to special, ad hoc working groups that are temporary in nature and not expected to be long-term, ongoing compensation.

[2]

Messrs. Medina and Rampulla were not members of the CREF Board of Trustees and VA-1 Management Committee in 2025 and were not eligible to earn compensation. Per the terms of a consulting agreement between VA-1 and each of Messrs. Medina and Rampulla dated April 1, 2026, each receives compensation under such agreement commensurate to the compensation payable to a current Manager for service on the Management Committee and its Committees during the fiscal year, prorated for the duration of the consultancy agreement.

Compensation is paid to the Managers based on each Manager’s service as a member of the Management Committee of VA -1 and as a member of the Board of Trustees of CREF, and Manager compensation expenses are allocated among each of the single portfolio of VA-1 and the Accounts of CREF, as applicable. Effective January 1, 2026, Manager compensation is based on the following rates: an annual retainer of $250,000; an annual committee chair fee of $30,000 each for the Audit and Compliance Committee, Finance Committee, Investment Committee, Nominating and Governance Committee and Products Committee; an annual Management Committee chair fee of $90,000; and an annual committee membership retainer of $30,000 each for the Audit and Compliance Committee, Finance Committee, Investment Committee, Nominating and Governance Committee and Products Committee.

The chair and members of the Executive Committee, which acts on behalf of the Management Committee if needed between regularly scheduled meetings, do not receive fees for service on this committee. The Managers may also receive non-standing committee fees, such as special, working group or ad hoc committee fees, or related chair fees, as determined by the Management

Committee. The level of compensation is evaluated regularly and is based on a study of compensation for board members at comparable companies, the time and responsibilities required of the Managers, and the need to attract and retain well-qualified Management Committee members.

The Management Committee strongly encourages Managers to invest substantial sums in the CREF Account(s) of their choice. Deferral of Manager compensation is one mechanism for investing in the accounts. VA-1 has an unfunded deferred compensation plan for Managers. Under this plan, Managers may elect to contribute any portion of their annual compensation to the plan, which is allocated to notional investments in certain annuities or other proprietary investments selected by each Manager. As currently structured, after the Manager leaves this Management Committee, benefits related to service on this Management Committee will be paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the Manager. The Management Committee may waive the mandatory retirement policy for the Managers, which would delay the commencement of benefit payments until after the Manager eventually retires from the Management Committee.

The separate account has adopted a mandatory retirement policy for its Managers. Under this policy, Managers who attain the age of 72 are currently not eligible for re-election at the next succeeding annual meeting of the separate account (if any); and they must also resign from the Board of Trustees of CREF, effective as of the last day of said Manager’s membership on the CREF Board of Trustees. Such requirement may be waived with respect to one or more Managers for reasonable time periods upon the unanimous approval and at the sole discretion of the Management Committee, and the Managers eligible for the waiver are not permitted to vote on such proposal regarding their waiver.

Committees

The Management Committee has appointed the following standing committees, each with specific responsibilities for aspects of the separate account’s operations and whose charters are available upon request:

(1)

An Audit and Compliance Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities relating to accounting and financial reporting processes, valuation issues and certain compliance matters. The Audit and Compliance Committee is also charged with, among other matters, approving and/or recommending for Management Committee approval the appointment, compensation and retention (or termination) of the separate account’s independent registered public accounting firm.

(2)

An Executive Committee, consisting solely of designated independent Managers, which generally is vested with full Management Committee powers for emergent matters that arise between regularly scheduled Management Committee meetings.

(3)

A Finance Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for certain financial and other matters, including arrangements connected with custodians and depositories, securities lending activities, lines of credit, and insurance.

(4)

An Investment Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for the investment management process, strategies and policies for VA-1. This includes review of investment performance and risk metrics, and VA-1 and its adviser’s trading practices.

(5)

A Nominating and Governance Committee, consisting solely of independent Managers, which assists the Management Committee in addressing internal governance matters for the Management Committee, including determining the criteria, policies and process for consideration and selection of Manager candidates and recommending persons to be nominated or re-nominated as Managers, reviewing Manager and CCO compensation matters, periodically reviewing the size, composition, independence, and functioning of the Management Committee and its Committees, recommending the appointment of officers and signatories for VA-1 and monitoring environmental, social and governance (ESG) developments, issues, trends and regulatory matters that may impact ESG strategy.

(6)	A Products Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for certain operational matters of VA-1.

The following table lists the current membership of each standing committee and the number of meetings each committee held in 2025.

	Audit and Compliance	Executive	Finance	Investment	Nominating and Governance	Products
Forrest Berkley	✓		✓	Chair	✓	✓
Joseph A. Carrier*	Chair	✓	✓	✓	✓	✓
Janice C. Eberly	✓	✓	✓	✓	Chair	✓
Nancy A. Eckl	✓		Chair	✓	✓	✓
Howell E. Jackson	✓		✓	✓	✓	Chair
Nicole Thorne Jenkins	✓		✓	✓	✓	✓
Steven E. Medina**	✓		✓	✓	✓	✓
James M. Poterba	✓	Chair	✓	✓	✓	✓
Thomas M. Rampulla**	✓		✓	✓	✓	✓
2025 meetings	4	0	8	5	9	4

*	Mr. Carrier has been designated as an “audit committee financial expert” as defined by the rules of the SEC.
**	If elected to the Management Committee, Messrs. Medina and Rampulla are anticipated to serve on the committees as set forth above.

Management Committee meetings

There were 13 meetings of the Management Committee during 2025. All current Managers who served during 2025 attended at least 75 percent of the meetings of the Management Committee and committees of which they were members.

Manager nomination process

The Management Committee has a Nominating and Governance Committee, which is responsible for nominating new candidates for the Management Committee. The Nominating and Governance Committee considers recommendations from a variety of sources, including participating institutions and educational organizations. The Committee reviews the information submitted on the backgrounds and qualifications of those persons recommended. VA-1 does not have a formal policy regarding diversity; however, in preparing a slate of Manager candidates, the Nominating and Governance Committee seeks to ensure a broad representation of academic, business and professional experience. When seeking to fill a specific opening on the Management Committee, the Nominating and Governance Committee will consider the current and future needs of the Management Committee to assure an overall balance and range of specialized knowledge, skills, expertise and diversity to provide the foundation for a successful Management Committee.

The Nominating and Governance Committee may, from time to time, retain third-party search firms to identify nominee candidates whose competencies meet the criteria the Management Committee deems important to VA-1.

Qualifications of nominees

The Management Committee has determined that it should be made up of individuals who can contribute sound business judgment to Management Committee deliberations and decisions, based on their relevant business, management, professional, academic or governmental service experience. Candidates for the Management Committee should have reached a senior level in their chosen field, be of uncompromised integrity, and be able to fulfill their responsibilities as Managers without conflict with VA-1. At least one Manager should qualify as an audit committee financial expert for service on the Audit and Compliance Committee. Each Manager should be prepared to devote substantial time and effort to VA-1 Management Committee duties and should limit the number of his or her other board memberships, employment and/or similar outside engagements in order to provide such service to VA-1. Candidates for the Management Committee should also have a demonstrated ability to work in a constructive manner with other Management Committee members and management.

A candidate for service as an independent Manager must not be an “interested person,” as that term is defined in the 1940 Act, of VA-1 or Advisors. Each candidate must provide such information requested by VA-1 as may be reasonably necessary to enable the Management Committee to assess the candidate’s eligibility.

Recommendations from Contractowners regarding nominations

Contractowners may submit recommendations to the Nominating and Governance Committee by forwarding the names and background of nominees to the Corporate Secretary of VA-1, by submitting candidate recommendations to the following website: www.tiaa.org/crefnominee, or mailing the information to the Corporate Secretary of VA-1, 730 Third Ave, New York, NY 10017-3206.

Contractowner communications with Managers

Letters or e-mails from Contractowners addressed to the Management Committee or individual Managers may be sent to the VA-1 Management Committee c/o Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or via email to: trustees@tiaa.org. These communications will be forwarded to the Management Committee’s Chair in accordance with established policies concerning Contractowner communications that have been approved by a majority of independent Managers.

Manager attendance at Contractowner meetings

VA-1 is not required to and does not typically hold annual meetings of Contractowners. Consequently, VA-1 does not have a policy with regard to a Manager’s attendance at Contractowner meetings.

Proposals for action at future Contractowner meetings

Any proposals of persons with voting rights to be included in the proxy statement for VA-1’s next meeting must be received by VA-1 within a reasonable period of time prior to the meeting. VA-1 is not required to and does not typically hold meetings of Contractowners. There are no current plans to hold another meeting in 2026.

II. Information on VA-1’s independent registered public accounting firm

PricewaterhouseCoopers LLP (“PwC”) served as the independent registered public accounting firm (“Independent Auditor”) to VA-1 for the fiscal year ended December 31, 2025. Both the Audit and Compliance Committee and the Management Committee, each of which consists solely of independent Managers, have chosen to continue with the services of PwC for the fiscal year ending December 31, 2026. PwC was initially selected in 2005 following a competitive bidding process and has served as the Independent Auditor to VA-1 since that time.

In making its selection, the Audit and Compliance Committee discussed with PwC issues involving relationships among PwC, TIAA, Nuveen, LLC and Nuveen Finance, LLC and the Nuveen Fund Complex, and their affiliates that could reasonably be thought to bear on PwC’s independence. PwC confirmed its independence to the Audit and Compliance Committee. As part of this process, the Audit and Compliance Committee considered that while PwC would also serve as the Independent Auditor for TIAA, Nuveen, LLC and Nuveen Finance, LLC, it relied upon PwC’s determination that this would not compromise its independence. The Audit and Compliance Committee determined that this arrangement would produce a more cost-effective audit.

As VA-1’s Independent Auditor, PwC will perform independent audits of VA-1’s financial statements for the fiscal year ending December 31, 2026.

Audit fees

For the fiscal years ended December 31, 2025 and December 31, 2024, PwC’s aggregate fees for the audit of VA-1’s annual financial statements were $56,625 and $76,860, respectively.

Audit-related fees

Audit-related fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under audit fees. VA-1 did not pay any fees to PwC for audit-related services for the fiscal years ended December 31, 2025, and 2024.

Tax fees

VA-1 did not pay any fees to PwC for professional services related to tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2025, and 2024.

All other fees

VA-1 did not pay any fees to PwC for all other services billed for the fiscal years ended December 31, 2025, and 2024. The aggregate fees for all other services billed by PwC for the fiscal years ended December 31, 2025 and December 31, 2024 may not align with the figures reported and filed with the SEC in Form N-CEN or Form N-CSR for each period, respectively, (SEC File No. 811-04415) because the fees disclosed in this statement reflect fees updated after the date of that Form N-CEN or Form N-CSR for the relevant periods.

Preapproval policy

The Audit and Compliance Committee has adopted a Preapproval Policy for External Audit Firm Services (“Policy”). The Policy describes the types of services that may be provided by the Independent Auditor to VA-1 without impairing the Independent Auditor’s independence. Under the Policy, the Audit and Compliance Committee (or its designated member) is required to preapprove certain services to be performed by VA-1’s Independent Auditor in an effort to ensure that such services do not impair the Independent Auditor’s independence.

The Policy requires the Audit and Compliance Committee to appoint the Independent Auditor to perform the financial statement audit for VA-1, including approving the terms of the engagement. The Policy also requires the Audit and Compliance Committee (or, with respect to non-audit services, its designated member) to preapprove the audit, audit-related and tax services to be provided by the Independent Auditor and the fees to be charged for provision of such services from year to year.

All services provided by the Independent Auditor for VA-1, and certain non-audit services provided by the Independent Auditor to VA-1’s adviser or its affiliates for the fiscal years ended December 31, 2025 and 2024 were preapproved by the Audit and Compliance Committee (or its designated member, as appropriate) pursuant to the Policy.

There were no amounts that were approved by the Audit and Compliance Committee pursuant to the de minimis exception under Rule 2-01(c)(7)(i)(c) of Regulation S-X.

Auditor fees for related entities

PwC’s fees for professional services rendered for non-audit related services to VA-1 and to its fund service providers for the fiscal years ended December 31, 2025, and December 31, 2024, were approximately $11,542 and $293,312, respectively. The aggregate fees for related entities billed by PwC for the fiscal years ended December 31, 2025 and December 31, 2024, do not align with the figures reported in the Form N-CSR dated December 31, 2025, and filed with the SEC in Form N-CEN or Form N-CSR for each period, respectively, (SEC File No. 811-04415) because the fees disclosed in this statement reflect fees updated after the date of that Form N-CEN or Form N-CSR for the relevant periods.

III. Additional information

Investment advisory and distribution arrangements

Advisors, a subsidiary of TIAA, manages the assets of VA-1. Advisors is registered as an investment adviser under the Investment Advisers Act of 1940. On or about the close of business on July 31, 2026, Advisors is expected to merge into Nuveen Asset Management, LLC (“Nuveen Asset Management”). In connection with this merger and subject to all required approvals, as of August 1, 2026 it is expected that Nuveen Asset Management will become VA-1’s investment adviser. There are no anticipated changes to VA-1’s or the SIA’s portfolio management teams, investment objectives, principal investment strategies, principal risks, or fees and expenses related to the merger. Nuveen

Asset Management is registered as an investment adviser under the Investment Advisers Act of 1940.

TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA that also provides its services to VA-1 at cost, is the principal underwriter of the variable component of the contract. Services is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). TIAA provides administrative services to VA-1. All of the stock of TIAA is owned by the TIAA Board of Governors, a New York not-for-profit membership corporation. The address for Advisors, Services, and TIAA is 730 Third Avenue, New York, New York 10017-3206.

IV. Other matters

Means of soliciting proxies

This proxy solicitation will be conducted by the mailing of this proxy statement and an accompanying proxy card beginning on or about June 5, 2026. Supplementary solicitations may be made by mail, telephone, and the Internet, but it may also be by any other method of electronic communication, or by personal interview. VA-1 bears all expenses connected with soliciting proxies; the expenses are included in the administrative expenses that are paid for from the net assets of VA-1.

Beneficial ownership

To the knowledge of VA-1, no Contractowner owned of record or beneficially 5% or more of the outstanding securities of VA-1 as of April 30, 2026.

Annual and semiannual reports

If you would like to see the most recent VA-1 semiannual and annual reports, you can visit the TIAA website at www.tiaa.org/prospectuses, or use our online request form to order print versions electronically. These reports are furnished to Contractowners without charge.

730 Third Avenue New York, NY 10017-3206

VA-1-State-2026	A30717 (6/26)

2026 TIAA Election Materials

P.O. Box 1295

Charlotte, NC 28201-1295

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

SCAN The QR code or visit www.proxy-direct.com to vote your shares

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MAIL Mark, sign, and mail the Proxy Card in the enclosed envelope to vote your shares

VOTE AT THE VIRTUAL MEETING
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on July 21, 2026 at 12:45 p.m. Eastern Time.
To participate in the Virtual Meeting, enter the 14-digit
control number from the shaded box on this card.

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TIAA-VA-1 Stock Index Account Virtual Special Meeting of Contractowners to be held on July 21, 2026 This Proxy is solicited on behalf of the TIAA Separate Account VA-1 Management Committee

By signing this form, I authorize Rachael Zufall, Derek Dorn, and Mary Benedetto, singly or together with power of substitution in each, to represent me and cast my vote at the TIAA-VA-1 Stock Index Account Special Meeting of Contractowners, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR election of all listed nominees; and (ii) at their discretion on any other matters that may properly come before the meeting, and any adjournment or postponement thereof. The TIAA-VA-1 Stock Index Account Special Meeting of Contractowners will be held virtually on Tuesday, July 21, 2026, at 12:45 p.m. Eastern Time at the following website: meetnow.global/MYPUAPV. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

Unless you have voted by internet or telephone, please sign and date this Proxy Card on the reverse side and return it in the enclosed postage-paid envelope to Computershare, P.O. Box 43130, Providence, RI 02940-9430. Computershare has been engaged to tabulate proxy cards returned by mail to preserve the confidentiality of your Proxy Card.

Future Nominees: To recommend future nominees, please go to tiaa.org/crefnominee and type in suggestions for nominees. Alternatively, you can send your recommendation to the Corporate Secretary of CREF, 730 Third Avenue, New York, NY 10017-3206.

Receipt of the Notice of the TIAA-VA-1 Stock Index Account Contractowners Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

TIAA_35097_060126

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY VOTE IS IMPORTANT

Cast your vote by mail, internet or telephone — it’s easy and confidential. You can express your preference online or by telephone 24 hours per day, 7 days per week. If you express your preference online or by telephone, please do NOT mail back your Proxy Card. Votes cast online or by telephone will be treated in the same manner as if you marked, signed, dated, and returned your Proxy Card.

All Proxy Cards cast by mail, internet or telephone must be received by July 21, 2026, 12:45 p.m. Eastern Time.

To cast your vote online

1)  Visit www.proxy-direct.com.

2)  Enter your 14-digit Control Number found in the shaded box on the front of this VA-1 Proxy Card.

3)  Enter your 8-digit code from the unshaded box on the front of this VA-1 Proxy Card.

4)  Follow the instructions on the screen.

5)  Your choices will be confirmed at the end of the session.

To cast your vote by telephone

1)  Dial 1-800-337-3503 on a touch-tone telephone. This is a toll-free call.

2)  Enter your 14-digit Control Number found in the shaded box on the front of this VA-1 Proxy Card.

3)  Enter your 8-digit code from the unshaded box on the front of this VA-1 Proxy Card.

4)  Follow the recorded instructions.

5)  Your choices will be confirmed at the end of the session.

If you cast your vote by mail, please use black or blue ink and mark an X in the appropriate boxes on this Proxy Card.

Important Notice Regarding the Availability of Proxy Materials for the

TIAA-VA-1 Stock Index Account Special Meeting of Contractowners

to be held on July 21, 2026.

The Proxy Statement for this Meeting is Available at:

https://www.proxy-direct.com/tia-35097

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU DO NOT NEED TO RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposal	The Management Committee recommends a vote FOR Proposal 1.

1.	Election of Management Committee Nominees (or, if any nominee is not available for election, such substitute as the Management Committee may designate):

☐ To vote FOR all Nominees   ☐ To vote AGAINST all Nominees  ☐ To vote to ABSTAIN for all Nominees, or to vote separately by Nominee below

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Forrest Berkley	☐	☐	☐	02	Joseph A. Carrier	☐	☐	☐	03	Janice C. Eberly	☐	☐	☐
04	Nancy A. Eckl	☐	☐	☐	05	Howell E. Jackson	☐	☐	☐	06	Nicole Thorne Jenkins	☐	☐	☐
07	Steven E. Medina	☐	☐	☐	08	James M. Poterba	☐	☐	☐	09	Thomas M. Rampulla	☐	☐	☐

2.	To address any other business that may properly come before the meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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